Exhibit 10.1

[English translation from the original Russian language document]

GENERAL AGREEMENT No. TR-0672

on General Conditions of Financing against Assignment

of Monetary Claim (Factoring) within Russia

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Agreement as follows.

1. Terms and Definitions

Unless otherwise is specified in this Agreement, the following definitions of basic terms shall be applied:

Debtor (Debitor) — a legal entity - the Russian Federation resident to which the Client supplies goods (works or services), monetary claims to whom are passed by the Client to the Financial Agent under the conditions specified in this Agreement;

Monetary Claim — the Client's monetary claims to the Debtor arising from the Contract, including those assigned by the Client to the Financial Agent as a security of fulfillment of the Client's obligations to the Financial Agent to repay the amounts of financing, payment of remuneration (commission) of the Financial Agent and other obligations of the Client under this Agreement on the terms and in the procedure specified in this Agreement and Supplemental Agreements to this Agreement;

Contract — a contract of sale and purchase (supply) of goods, a contract for performance of works, a contract of compensated rendering of services or any other contract between the Client and the Debtor and supplemental agreements thereto;

Financing Limit — the maximum amount of the Financing established by the Financial Agent, and within which the Financial Agent shall finance the Client against the monetary claims assigned to the Financial Agent;

"Alfa-Client On-line'' System — a part of the corporate information system of the Financial Agent designed for remote servicing of the Client using the Internet, which provides, inter alia, preparation, transmission, reception, processing of electronic documents transmitted by the Client to the Financial Agent;

Factoring (factoring operations) — operations, according to which the Client shall assign to the Financial Agent monetary claims to a third party (hereinafter referred to as the Debtor) arising from supply of goods by the Client (performance of works or rendering of services) to the Debtor, and the Financial Agent shall provide the Client with monetary funds (financing) under the conditions and procedures specified in this Agreement and supplemental agreements to this Agreement and provide the following services:

a) tracking the current state of monetary claims to the Debtor and monitoring the timeliness of payment (the administration of accounts receivable);

b) other financial services related to the cash requirements.

Financing — monetary funds provided by the Financial Agent of the Client on a reverse and repayment basis and against assignment of monetary claims of the Client to the Debtor (the Debitor). The Financial Agent provides financing only in case of signing by the Parties of appropriate supplemental agreements to this Agreement, defining the conditions and procedure for payment of the Financing;

Bar Code — a set of linear two-dimensional symbols printed on the document of supply, used for automatic identification of the principal details of shipping documents. The standard of the information contained in the bar code is determined by the Financial Agent.

2. Subject of Agreement

2.1. The subject of this Agreement is the fulfillment of factoring operations within Russia, according to which the Client shall assign to the Financial Agent receivables to the Debtors for payment of goods supplied by the Client (performed works or rendered services) arising out of contracts providing for deferred payment, and the Financial Agent shall provide to the Client monetary funds (financing) against the assigned monetary claims within the limits of financing under the conditions specified in this Agreement and supplemental agreements thereto, and provide the Client with services of tracking the current status of accounts receivable, monitoring the timeliness of payment, providing other services in accordance with addendums to this Agreement.

The Financial Agent	The Client

/s/ Sokolov	/s/ Katsaev

General Agreement № TR-_____ on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia

 2.2. The assignment of monetary claims under this Agreement is to secure the performance of the Client's obligations to the Financial Agent for repayment of the amounts of financing, payment of remuneration of the Financial Agent and other obligations of the Client under this Agreement.

2.3. In accordance with this Agreement the Financial Agent undertakes to provide financing against the assignment of monetary claims to certain Debtors which at the moment of assignment have not been fulfilled by the Debtors.

The maturity of monetary claims to the Debtors assigned by the Client to the Financial Agent shall not exceed the term of this Agreement.

Information about the Debtors and the details of the Contracts shall be specified in supplemental agreements to this Agreement. The existence of a monetary claim is also confirmed by documents transmitted by the Client to the Financial Agent in accordance with this Agreement and allow to identify the Monetary Claim.

2.4. Any monetary claim of the Client to any of the Debtors shall be transferred to the Financial Agent at the time of transferring by the Client to the Financial Agent of the documents referred to in Paragraph 4.1 of this Agreement, provided that the Client has outstanding obligations to the Financial Agent to repay the amount of financing provided by the Financial Agent against the assignment of any monetary claims.

If at the date of receiving and transferring of documents in respect of any monetary claims the Client has no outstanding obligations to the Financial Agent to repay the amount of financing provided by the Financial Agent for the assignment of any monetary claims, than such monetary claims shall be transferred to the Financial Agent on the date of payment to the Client of the amount of financing against the assignment of the respective monetary claim.

Simultaneously with the assignment of the monetary claim for payment of goods (works / services) under the Contract all the rights to enforce the assigned Monetary Claim, as well as other rights related to the Monetary Claim, including the right to unpaid interest for the unauthorized use of other persons' monetary funds or other sanctions for failure to perform or improper performance of obligations under the assigned claims (fines, penalties), and the rights to secure obligations under the assigned monetary claims and rights of the beneficiary in all possible claims insurance claims of the Client related to the Contract, shall be transferred to the Financial Agent.

If additional procedures are required for transfer of the mentioned rights to the Financial Agent, the Client agrees to properly arrange the procedure of transferring these rights to the Financial Agent.

2.5. In addition to the security referred to in Paragraph 2.2 of this Agreement, the proper execution of the Client's obligations under this Agreement is also secured with:

- Surety of Joint Stock Company «SAT & Company», implemented with the Guarantee Agreement № TR-0672/p1 of September 19, 2012.

3. Establishing the Financing Limits to the Client in respect of the Debtor

3.1. For establishing the Financing Limit by the Financial Agent, the Client shall provide the following documents:

- duly certified copy of the Contract between the Client and the Debtor with all addendums and supplements;

- accounting and financial reporting of the Client for the last reporting period certified by the territorial tax authority;

- the transcript of the Client's accounts receivable;

- notice on the new buyer of goods (works, services);

- other documents that may be required by the Financial Agent for determining the conditions of financing.

3.2. The Financial Agent shall establish a limit of financing of the Client in respect of each of the Debtors on the basis of the analysis of the documents provided by the Client mentioned in Paragraph 3.1 of this Agreement and other information held by the Financial Agent. The Financial Agent shall notify the Client by letter or by fax within two business days from the date of the establishment or modification on the amount of the Financing Limit of the Client established in respect of each of the Client's Debtors.

The payments under this Agreement shall be made in rubles.

3.3. The Financing Limits shall be set in respect of the Client's Debtors in Russian rubles. Payment of the Financing to the Client shall be effected in Russian rubles. If the monetary claim being assigned by the Client is denominated in foreign currency, the financing against the assignment of such claim shall be effected by the Financial Agent in rubles at the exchange rate of the respective currency set by the Bank of Russia on the day of provision of financing.

3.4. The maximum size of the aggregate limit of financing under this Agreement shall not exceed 300,000,000.00 (Three hundred million 00/100) Russian rubles.

3.5. The Financing shall be paid and repaid in accordance with this Agreement and the Supplementary Agreements thereto.

4. Rights and Obligations of the Client. Guarantees and Representations of the Client

4.1. As goods (works or services) are supplied to the Debtor, the Client shall within 7 (Seven) working days from the date of supply of goods (works or services, hereinafter also - the "supply") to transfer to the Financial Agent one copy of all documents relating to the supply of goods (works, services) furnished in accordance with applicable laws or customs of trade:

- originals or duly certified copies of the commodity-transport documents (invoices, bills of lading, certificates of reception and transmission, etc.);

The Financial Agent	The Client

/s/ Sokolov	/s/ Katsaev

2(9)

General Agreement № TR-_____ on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia

 - an original proforma-invoice (invoice), as well as other documents requested by the Financial Agent.

One of the transferred documents signed by the Debtor shall include confirmation of receipt by the Debtor (the carrier in accordance with the Contract) of goods (service) or acceptance by the Debtor of the results of work in the amount of the assigned monetary claim.

Transfer and reception of the abovementioned documents which allow to identify the money claim shall be performed according to the Register compiled in the form in accordance with Annex No. 2 to this Agreement, in 2 copies (one copy for each of the Parties), on which marks on the provision of documents by the Client and receiving of them by the Financial Agent shall be made.

Simultaneously with the abovementioned documents the Client shall transfer to the Financial Agent a notice on the assignment of monetary claims (in the form of Appendix No. 1 to the Agreement) signed by the Debtor, which is done by the Client in favor of the Financial Agent (if such notice had not been sent to the Financial Agent before). In case the Client does not notify the Debtor of the assignment of monetary claims, it may be sent by the Debtor by the Financial Agent.

The Client agrees to specify the Financial Agent's payment details in all original invoices.

In case the payment details are entered in the shipping documents, the Client shall specify in these documents the Financial Agent's payment details.

The Financial Agent shall have the right to deny financing against the assignment of monetary claims in respect of which the Client did not provide properly executed documents.

4.2. If the assigned monetary claim is declared invalid, then the Client within 5 (five) working days from the date of the claim of the Financial Agent shall return to the Financial Agent received financing as well as to pay all fees (commissions) and other amounts due to the Financial Agent in accordance with this Agreement.

4.3. The Clients undertakes in advance (before signing) to agree with the Financial Agent the forms of Contracts with Debtor, additions and amendments thereto, as well as other documents referred to in paragraph 4.1 of this Agreement. Certified copies of signed contracts, and amendments thereto, the Client shall provide to the Financial Agent within five (5) working days.

4.4. The Client undertakes to the Financial Agent to repay the amount of financing, to pay the fee of the Financial Agent and other fees in the manner and within the deadlines established in this Agreement and its Supplementary Agreements. In this case the amounts paid by the Debtors as receivables assigned to the Financing Agent shall be set off against the execution of monetary liabilities of the Client under this Agreement. The Client undertakes to ensure proper performance of its obligations under the Contracts to the Debtors.

4.5. If the Financial Agent paid the financing to the Client, and the Debtor reduced payment under the Contract, or declares his intention to reduce the amount of the payment by the amount of sanctions arising from the failure of the Contract by the Client in the amount of value of returned goods or other conditions stipulated by the Contract or by law, the Client shall, within 5 (Five) working days after the Financial agent sends a notification on the abovementioned event, to transfer as a repayment of appropriate financing and payment of remuneration to the Financing Agent an amount by which the Debtor reduced the payment under the assigned monetary claim.

4.6. The Client agrees to immediately notify the Financial Agent on the returned shipments of goods (refusal to accept the results of works, rendered services) with the reasons, and within 5 (five) working days from the date of the return to pass to the Financial Agent the way-bill or other document evidencing the return of the goods (a refuse to accept the result of work).

4.7. The Client shall promptly notify the Financial Agent about any information that has become known to him about adverse circumstances, substantially increasing the risk in respect of the solvency of the Debtors, or increasing the risk of default by any Debtor of the monetary claim assigned to the Financial Agent, including:

- about negative circumstances in respect of the solvency of Debtors that can adversely affect the execution of the assigned claim;

- about events where the Debtor for any reason, disputes the validity of the Contract or any of its terms or the size of its liabilities under the Contract;

- about events where the rights of third parties are declared in relation to the assigned claim or its security;

- about all other changes of legal and/or economic nature, related either to the Client or to the Debtor, influencing the performance of obligations that are the subject of the Agreement, even in cases where the changes affect only some obligations or relationship with some Debtors.

This information shall be reported by the Client to the Financial Agent orally by telephone immediately and in writing (by fax, e-mail or by courier) including copies of relevant documents no later than the day following the day on which this information became known to the Client.

4.8. The Client agrees on a quarterly basis, no later than 3 (Three) working days from the date of delivery of documents to the tax authority to provide the Financial Agent with copies of the following of documents with a mark of tax authority, certified by the director and the seal of the Client:

- balance sheet (form No. 1);

- profit and loss statement (form No. 2);

- transcript of accounts receivable and other documents that allow, in accordance with the regulatory requirements of the Bank of Russia to reclassify the financial standing of the Client.

The Financial Agent	The Client

/s/ Sokolov	/s/ Katsaev

3(9)

General Agreement № TR-_____ on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia

 4.9. In the event of a dispute between the Debtor and the Financial Agent for issues related to the implementation by the Financial Agent of its rights under the assigned monetary claims, the Client shall within 3 (Three) working days from the date of the relevant request of the Financial Agent to provide the Financial Agent with all necessary documents, which it has or can obtain and provide all the information which it knows or can get, that can contribute to settlement of the dispute.

4.10. The Client provides the Financial Agent with assistance in possible repayment under the assigned claims at the expense of security of the Debtor's obligations under the Contract. The Client shall promptly transmit to the Financial Agent copies of relevant documents, which it exchanges with the Debtor, and that may have a significant impact on the performance of the Debtor's obligations to the Financial Agent, within 3 (three) working days after the sending or receipt of such documents.

4.11. Payments of the Debtors under the monetary claims assigned to the Financial Agent, received mistakenly directly by the Client, shall be transferred by the Client within 2 (Two) working days from the date of transfer of funds on the Client's account, as repayment of the respective monetary claim, executed by the Debtor, to the Financing Agent's account which payment details are specified in Paragraph 12.1 of this Agreement. If the monetary claim against the Debtor was not financed, the Client undertakes to transfer to the Financial Agent due remuneration (commission) for services actually rendered for administration of accounts receivable and within 3 (Three) working days from the date of receipt of payment send to the Financial Agent a written notice of no claims to the Debtor in respect of the payment under the mentioned monetary claim.

4.12. In the event of non-payment in full by the Debtor of the monetary claim assigned to the Financing Agent covered by the terms of this Agreement within 42 (forty two) days beyond the due date of payment under the Contract, provided that financial assets received by the Financial Agent from the Debtor are not sufficient to repay the amount of financing provided under the assignment of this Monetary Claim, remuneration of the Financial Agent and other obligations of the Client secured by assignment of the monetary claim, the Client responsible for any failure to perform by the Debtor money claims pursuant to Paragraph 6.4 of this Agreement, shall within 3 (Three) working days after the expiration of the aforesaid period, as the repayment of the respective monetary claims, unfulfilled or improperly executed by the Debtor transfer to the account of the Financial Agent payment details of which are specified in Paragraph 12.1 of this Agreement, the rest of the amount not received from the Debtor under the assigned monetary claim amount.

At that the Financial Agent shall be considered as assigned back the appropriate balance of the Monetary Claim, settled by the Client in accordance with the terms of the first subparagraph of this paragraph, in the amount equal to the amount of repayment, including the security related to this balance of the Monetary Claim. The balance of the respective Monetary Claim, settled by the Client in accordance with the terms of the first subparagraph of this paragraph shall be considered to be the assigned back to the Client at the moment of receipt of the Client's payment as a settlement of the Monetary Claim balance. The Financial Agent at the Client's request shall return the documents previously received from the Client that identify a monetary claim under the documents reception and transfer act. The obligation to send to the Debtor a notice of reverse assignment shall be performed back by the Client.

4.13. The Client shall be entitled to transfer the appropriate amount of the Financial Agent for the unperformed or improperly executed by Debtor money claims before the deadline specified in Paragraph 4.12 of this Agreement.

4.14. In the event that the monetary claim assigned to the Financial Agent is paid, but the incoming payment (s) is (are) not sufficient to repay the Client's debt under provided financing and commissions payable to the Financial Agent under the claim, the Client shall within 5 (Five) working days from receipt of payment under the assigned monetary claim to pay to the Financing Agent the balance between the amount of debt of the Client to the Financial Agent and the amount actually received under the monetary claim.

4.15. The Client undertakes to return the countersigned act, in accordance with Paragraph 5.2 of this Agreement, no later than 3 (three) working days from the date of its receipt by the Financial Agent.

4.16. The Client may submit to the Financial Agent queries about current status of its relationship with the Debtors, transferred to the factoring service, and request copies of documents that contain information directly relating to the execution of this Agreement.

4.17. The Client may apply to the Financial Agent asking to change the Financing Limit in respect of any Debtors transferred for factoring services.

4.18. The Client may refuse to transfer to the Financial Agent monetary claims to all the Debtors, if the Client notify in writing the Financial Agent of the intention to refuse the transfer monetary claims writing. The Client continues to pay all its obligations under the monetary claims transferred before.

4.19. If any amount paid (including the amounts by means of debiting by the Financial agent without additional orders (accept) of the Client) or collect as a debt repayment to the Financial agent under this Agreement is less than the amount due to the Financial agent for repayment in full, this amount is used in the following order:

1) first, to pay the costs of the Financial agent to obtain the performance;

2) second, to the payment of remuneration (commission) of the Financial Agent

3) third, to repay the debt to repay the amounts of funding;

4) fourth, to pay the amount of a penalty (fine, penalty);

5) fifth, for the payment of any other sums due to the Financial agent of the present Agreement.

The Financial Agent	The Client

/s/ Sokolov	/s/ Katsaev

4(9)

General Agreement № TR-_____ on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia

 If the Financial agent has the claims relating to the same queue, the other made with the Client’s contracts (agreements) order of maturity of such indebtedness under this Agreement and any other agreement (contract) is determined by the Financial agent alone.

4.20. The Client hereby certifies financial agent and ensures that the date of this Agreement, the date of grant of any funding under this Agreement:

4.20.1. the Client is a duly incorporated legal entity, acting in accordance with the legislation of the Russian Federation;

4.20.2. the Client respected the corporate procedures necessary to enter into this Agreement;

4.20.3. this Agreement on behalf of the Client is signed by a person who is duly authorized to perform such acts;

4.20.4. entering into this Agreement and performing its terms will not break and will not lead to a breach of statutory documents, any provision of the legislation of the Russian Federation or any agreement or instrument to which a party to the Client;

4.20.5. there are no circumstances that may restrict, prohibit or otherwise have a material adverse effect on the performance of obligations by the Client under this Agreement.

5. Rights and obligations of the Financial Agent

5.1. Upon receipt full or partial payment of monetary claims from the Debtor to the account of the Financial Agent which payment details are specified in Paragraph 12.1 of this Agreement, and obtaining the payment document (payment order, etc.) by the Financial Agent, the Financial Agent no later than the next working day shall send to the Client's account specified in Paragraph 12.2 of this Agreement, the remainder of the payment amount, received from the Debtor minus the Financing Agent's remuneration, the amount of financing provided against the appropriate assignment of monetary claims, and other amounts that the Financial Agent may withhold in accordance with this Agreement.

5.2. At the Client's request the Financial Agent shall send to the Client all information available to the Financial Agent concerning the execution of this Agreement and allowing the Client to monitor the status of the relationship with the Financial Agent and the Debtor, transferred to the factoring service. Quarterly, not later than 7th business day of the month following the last month of the quarter, a reconciliation shall be made the results of which are reflected in the reconciliation act.

5.3. Unless otherwise established by this Agreement or the supplemental agreement of the Parties, all costs related to filing a claim by the Financial Agent for the conduct of the court proceedings on the fact of non-payment on time assigned his monetary claims, is the financial agent. If in the course of the trial will be set following circumstances:

- deliberate actions (inaction) of the Client, the Client's employees;

- inconsistency of the Contract to the legislation of the Russian Federation, which resulted in the recognition thereof invalid (not concluded);

- debt cancellation under the Contract with the Debtor;

- non-fulfillment or improper fulfillment by the Client its obligations to the Debtor;

- invalidity of the assigned monetary claims,

the Client shall reimburse the Financial Agent all expenses incurred according to invoice issued by the Financial Agents, as well as the applicable VAT.

5.4. The Financial Agent shall be entitled to establish and change of Financing Limit of the Client.

5.5. If the Financing Limit is not set in respect of any Debtor of the Client, it is considered to be zero.

5.6. In the event that any Monetary Claim initially exceeding the original Financing Limit is under the financing limit after payments effected by the Debtor, and term of payment of this claim under the Contract has not expired, the Financial Agent provides financing in accordance with the terms of the Agreement.

5.7. The Financing Agent shall not be liable to pay the financing to the Client, if the period of payment of monetary claims by the Debtor under the Contract, is the same as occurred before the date of receipt from the Client of the complete set of documents relevant to the supply of and information about the respective Debtor.

5.8. The Financial Agent may apply any measures that do not contradict the current legislation, and to reach agreements with the Debtors of the Client, as well as with third parties as it deems appropriate in order to receive payment under the Contract. In this case the Financial Agent shall take into account the financial interests of the Client and inform the Client on such measures. The Client agrees to reimburse the Financial Agent documented reasonable costs under the agreements reached with third parties for payment of Monetary Claim, and also applicable of VAT.

5.9. The Financial Agent has a right to demand the provision of accounting and other documents of the Client for checking received proforma-invoices and other documents confirming performance by the Clients the obligations under the Contract.

5.10. The Client requests the Financial Agent to write off without additional orders (acceptance) of the Client from the Client's current accounts in currency of the Russian Federation opened and also to be opened by the Client in the future in the Financial Agent, monetary funds in the amount of any unsettled liabilities of the Client under this Contract.

The Client acknowledges that the order of the Financial Agent set out in this paragraph 5.10 is the acceptance by the Client of any claim of the Financial Agent to withdraw funds from current accounts of the Client in accordance with this Agreement (pre-acceptance of this).

The Financial Agent	The Client

/s/ Sokolov	/s/ Katsaev

5(9)

General Agreement № TR-_____ on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia

In the absence or insufficiency of monetary funds in the current accounts of the Client, opened in the Financial Agent in the currency of the Russian Federation, and in the presence of current accounts in foreign currency, the Client agrees to issue and up to the full performance of its obligations under this Agreement not to revoke the order to the Financial Agent to sell foreign currency from the Client's current accounts in foreign currency under conditions of the Financial Agent, and credit earnings to the Client's current account in the currency of the Russian Federation for the debiting by the Financial Agent in accordance with this Agreement, also the Client agrees to provide financial documents to the Financial Agent needed to sell this foreign currency and make appropriate supplemental agreements to contracts of bank accounts with the Financial Agent. [In addition to the Client account in rubles, and also the current account in a foreign currency, the Client must sign a financial agent of a separate agreement to additional bank accounts in foreign currency on the order of sale of foreign exchange for the replenishment of the Client 'account in rubles to is exposed to the payment by the Financial agent].

5.10.1. The client provides the financial agent of the right to deduct without additional orders (accept) the Client on the basis of payment by the Financial Agent with the Client's current account in the currency of the Russian Federation, opened, and in the future with other banks (hereinafter - the "service bank"), the funds in the amount of any default by the Client hereunder.

In order to implement the financial agent to withdraw funds from the Client's current account established by this Agreement, the Client shall:

- Not later than three (3) working days from the date of opening an account in a bank serving written notice to the fiscal agent, said details of the account;

- Set in the agreement with the servicing bank to the full performance of its obligations hereunder shall not revoke the right of the Financial Agent to debit funds from the Client's current account in the currency of the Russian Federation on the basis of payment by the Financial Agent, and the servicing bank to issue in advance and to the complete fulfillment of their obligations hereunder shall not revoke the acceptance of payment by the Financial agent, including by the Financial agent corresponding to conclude a tripartite agreement between the financial agent, the Client and maintain the bank;

- In the absence or insufficiency of funds in the Client's current account in the currency of the Russian Federation, which is open to the servicing bank, and with the settlement of foreign currency accounts opened by the Client in a servicing bank, issues, and to the complete fulfillment of its obligations hereunder shall not revoke the order servicing bank to sell foreign currency with Client's current account in foreign currency under the servicing bank and credited with proceeds to the account of the Client in the currency of the financial agent for cancellation in accordance with this Agreement, including, Client agrees to provide the servicing bank documents required to sell such foreign currency as well as to make appropriate additional agreement to the bank account with the account bank and, by the Financial agent, the tripartite agreement between the Financial agent to the Client and maintain the bank.

5.11. The Financial Agent shall notify the Client not later than 3 (three) working days before the end of the period specified in Paragraph 4.12 of this Agreement, on the obligation of the Client to make payment in accordance with Paragraph 4.12 of this Agreement. The notification is made in writing (by mail or fax).

5.12. The Financial Agent, having received from the Client monetary funds in consideration for fulfillment of the obligations in accordance with Paragraph 4.12 of this Agreement no later than the next business day, shall send to the Client's account the remainder of the payment amount minus its fees, financing, and other amounts that the Financial Agent shall be entitled to retain in accordance with this Agreement.

5.13. The Financial Agent shall be entitled till the expiration of the periods specified in Paragraphs 4.12, 4.14 of this Agreement, require the Client to repay the debt in respect of provided financing and payment of commissions on monetary claims due to the Financial Agent, the maturity of which according the Contract have occurred, and/or terminate this Agreement unilaterally, upon the occurrence of any of the following events:

a) in violation by the Client of any obligations under this Agreement and supplemental agreements thereto, including the obligations set out in Section 4 of this Agreement;

b) the commencement (or renewal) of court proceedings against the Client or raising a claim against the Client for payment of taxes or fees, or commencement in respect of the Client the proceedings related to the tax, or an administrative offense, which may result of deteriorating financial standing of the Client;

c) seizure of the Client's property;

d) identification of false or incomplete information provided by the Client Financial Agent in accordance with this Agreement;

e) initiation of proceedings for compulsory liquidation or insolvency (bankruptcy) of the Client;

f) reorganization or voluntary liquidation of the Client without a prior written notice to the Financial Agent;

g) termination or modification without a written notice to the Financial Agent of the type of activity of the Client carried out on the date of signing this Agreement;

h) indictment of the Borrower's general director(s) as a defendant in a criminal case;

i) the transfer of property by the Client without the Financial Agent's prior written consent into mortgage, lease, trust management, as well as the encumbrance of assets of the Client in other ways;

j) significant changes in the Client's corporate bodies (the change of CEO, the Board of Directors (Supervisory Board) and other bodies);

k) violation by the Client of the conditions of other contracts and other agreements concluded between the Client and the Financial Agent;

The Financial Agent	The Client

/s/ Sokolov	/s/ Katsaev

6(9)

General Agreement № TR-_____ on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia

  l) the occurrence of the circumstances listed in paragraphs "b", "c", "d", "e", "s", this paragraph in respect of the Guarantor (s) under the Contract (s) guarantee, signed (ies) in the enforcement of client's obligations under this Agreement

m) the occurrence of the circumstances listed in paragraphs "b", "c", "d", "g" of this paragraph with respect to any of the debtor

n) the termination of the contract (s) guarantee, the prisoner (s) to secure the performance of the Client's obligations under this Agreement;

o) in the event of arrears for more than five (5) working days to the existing loan products provided by OJSC "Alfa-Bank" in favor of the Client, OOO "RM-Invest" (St. Petersburg) (BIN 5067847074246), SC "SAT & Company »(Kazakhstan) (RNN 600700233440)."

5.14. The Financial Agent may refuse to make payments of financing and/or not to accept for servicing under this Agreement money claims to the Debtors assigned by the Client for up to 90 (ninety) calendar days in case of nonperformance or improper performance by the Client of the obligations under this Agreement.

5.15. In case of failure or improper performance of obligations by the Client under this Agreement, the Financial Agent may terminate this agreement unilaterally by means of the unilateral renunciation of its performance by giving the Client a written notice at least 90 (ninety) calendar days. Upon termination of this Agreement the Client's obligations do not cease and are valid until they are fulfilled properly by the Client.

5.16. The Financial Agent shall have the right to refuse to accept money from the Client money claims to all or specified Debtors, if the Financial Agent less than 30 (thirty) calendar days before the date of the refusal notify the Client in writing of the intention to refuse to accept such claims. At that the Financial Agent continues to perform all its obligations under the money claims transferred earlier.

5.17. In the case of full or partial non-payment by the Debtor of delivered goods (services, works) under the monetary claims assigned to the Financial Agent and financed within the period prescribed by the Contract, the Financial Agent shall be entitled to repayment of financing previously paid to the Client, related to the abovementioned monetary claim, as well as retention by the Financial Agent's remuneration on account of the Debtor's payments due on other supplies.

6. Responsibilites of the Parties

6.1. The Client is responsible for the validity of all monetary claims, assigned in accordance with this Agreement, the ability to transfer and the absence of objection related to them.

Money claim is considered to be not valid, in particular, in the following cases:

- in the event that the Contract, under which the monetary claim appeared, void;

- if the money claim ceased before its transition to the Financial Agent;

- in case of nonperformance or improper performance by the Client of its obligations under the relevant Contract, which is the basis of non-performance or improper performance of the assigned monetary claim and the presence of the Debtor's other objections, legally allowing the latter not to fulfill a monetary claim, including related to non-compliance of the Contract form and the invalidity of the documents submitted by the Client to the Financial Agent in accordance with Paragraph 4.1.this Agreement;

-in the event that the monetary claim ceases after its transition to the Financial Agent by offsetting counterclaims of the Debtor;

- the Client at the time of the assignment was not the owner of a monetary claim, including in connection with assignment thereof according to the previously signed agreement, as well as other events where the Client has no right to transfer the monetary claim;

- in the event that the monetary claim ceases in connection with the termination of the Contract for any reason.

If the monetary claim assigned by the Client to the Financial Agent, will be null and void, and if there are other circumstances in connection with which the Debtor may not fulfill the monetary claim, the Client agrees to reimburse the Financial Agent the amounts of financing in the order provided in Paragraph 4.2 of this Agreement .

6.2. The Financial Agent shall have the right to refuse to pay the financing to the Client on account of monetary claim to the particular Debtor, if the Debtor fails to perform or improperly performs its obligations under the Contract, including effecting the payments not within the terms stipulated by the Contract, disputes its payment obligations, as well as in the events referred to in Paragraph 6.1 of this Agreement. The date of the refusal of the Financial Agent to pay the financing is the date of receipt of the Debtor's written notice of objections and protests, or termination of the Debtor's obligations under the Contract by means of offset the oncoming uniform monetary claim. In case of the abovementioned circumstances after the transfer of the financing by the Financial Agent to the Client, the Client agrees to reimburse the Financial Agent previously the financing paid earlier and pay to the Financial Agent the remuneration within 3 (three) working days from the date of the giving the Financial Agent's notice to the Client.

6.3. In the event of delayed payment by the Client of any sums due to the Financial Agent under this contract, the Financial Agent may demand payment of a penalty (fine) in the amount of 0.2% (zero and two tenth percent) (excluding VAT) of the outstanding amount for each day of delay.

6.4. The Client shall be responsible for any failure of the Debtor to perform all monetary claims assigned by the Client in favor of the Financial Agent under this Agreement.

The Financial Agent	The Client

/s/ Sokolov	/s/ Katsaev

7(9)

General Agreement № TR-_____ on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia

 6.5. The responsibility of the Client shall apply to all Debtors of all monetary claims, against which the Financial Agent paid by the financing.

6.6. In the event of full or partial non-payment by the Debtor of the monetary claims that are not financed, the Financial Agent shall not be liable to the Client for transferring of payments due to the Client.

7. Circumstances of Insuperable Force (Force Majeure)

7.1. The Parties shall not be responsible for the partial or complete default of its obligations under this Agreement if such failure is due to the influence of extreme and unavoidable circumstances under the given conditions (force majeure). Such circumstances, in particular, include: flood, fire, earthquake, war, and the establishment by law of the Russian Federation, a stay of execution of obligations (a moratorium).

7.2. Upon occurrence the circumstances referred to in Paragraph 7.1 of this Agreement, a Party not later than 3 (three) business days shall notify about them in writing to the other Party. The notice must contain information about the nature of the circumstances, an assessment of their impact on the performance of obligations under this Agreement and be confirmed by the state organization.

8. Financial Agent's Remuneration

8.1. For providing financing and other services under this Agreement, the Client shall pay to the Financial Agent remuneration (commission) in the amount specified in the Supplementary Agreement No. 3 dated "____" ________ 2012 to this Agreement.

9. Assignment of Claims under this Agreement

9.1. The Client's rights to claim under this Agreement may be assigned to third parties only with the written consent of the Financial Agent.

9.2. The Financial Agent has the right to a subsequent assignment of monetary claims to third parties without the consent of the Client.

10. Resolution of Disputes

10.1. Any disputes, controversies or claims arising out of this Agreement or in connection thereto be settled by the Parties by means of negotiation. In the absence of agreement, the dispute between the Parties shall be considered by the Commercial Court of the city of Moscow.

11. Final Provisions

11.1. This Agreement shall come into force from the date of its signing and is valid until December 5, 2013 (inclusive). Expiration of this Agreement shall result in termination of liabilities of the Financial Agent. With respect to the Client this Agreement is valid until the Client fulfills its obligations under this Agreement.

11.2. This Agreement shall be governed by Chapter 43 of the Civil Code of the Russian Federation.

11.3. This Agreement may be terminated unilaterally on grounds provided for in this Agreement or the legislation of the Russian Federation, or by agreement of the Parties.

11.4. Upon termination of this Agreement, the Parties undertake to make all payments on previous Financing and the assigned monetary claims.

11.5. All addendums and changes to this Agreement are shall made in writing.

11.6. Except as otherwise provided in this Agreement or a separate agreement of the Parties, with the view of execution of this Agreement the Parties may provide each other with the necessary information in writing, as well as by fax.

If the document was provided by fax, the Party which has provided it, undertakes to provide the original or a duly certified copy of the document no later than 3 (three) working days from the date of fax transmission, while in case of discrepancy of statements submitted by fax and the original copy of the relevant document, the content of the original shall prevail.

11.7. The invalidity of any provision of this Agreement shall not entail the invalidity of the remaining provisions of this Agreement.

11.8. Each Party undertakes to maintain the confidentiality of information received from another Party in connection with the execution of this Agreement.

11.9. In cases and order determined by the laws of the Russian Federation, the information to be disclosed is not classified as confidential in terms of this Agreement.

The Financial Agent	The Client

/s/ Sokolov	/s/ Katsaev

8(9)

General Agreement № TR-_____ on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia

11.10. All addendums and supplemental agreements hereto are an integral part of this Agreement.

11.11. This Agreement is made in triplicate, with equal validity, of which two copies are for the Financial Agent and one copy is for the Client.

12. Addresses and details of the Parties:

12.1 The Financial Agent	12.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account ________________________

tel. / fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

13. SIGNATURES OF THE PARTIES

THE FINANCIAL AGENT		THE CLIENT
Deputy Director of Customer Service Branch of the "St. Petersburg" OJSC "Alfa-Bank"		General director of TOT MONEY LLC
/s/ Sokolov	(A.G. Sokolov)	/s/ Katsaev	(Ts.Kh. Katsaev)

The Financial Agent	The Client

/s/ Katsaev

9(9)

[English translation from the original Russian language document]

APPENDIX No. 1

to the General Agreement № TR-0672

on General Conditions of Financing against Assignment

of Monetary Claims (Factoring) within Russia

dated September 19, 2012

To be issued on the letterhead

{name of the Client}	{position of the debtor's head}
«___» ___________________ No. ______________	{name of the Debtor} {name of the debtor's head}
date

This is to inform you that TOT MONEY Limited liability company (hereinafter - the "Supplier" or the "Contractor") and OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK" (hereinafter - the "Financial Agent") entered into a General Agreement № TR-0672 of _______ __, 2012 was on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia (hereinafter - the "General Agreement"). The rights and obligations of the parties under this agreement shall be governed by Chapter 43 of the Civil Code of the Russian Federation.

Under the terms of the General Agreement the Supplier assigns to the Financial Agents the monetary claims the maturity of which has not occurred, as well as monetary claims that shall arise after the date of this notice (future monetary claims), to pay for goods supplied (produced works / rendered services) (as well as any execution of obligations under them) to ____________________________ (name of Debtor), arising from the Agreement _____________ No. __________ dated _______ ____, _____ made between TOT MONEY LLC and _______________ (Name of Debtor) (with all amendments and appendices) (hereinafter – the "Agreement").

In accordance with the General Agreement from now on we ask you to make payments under the Contract solely to account of the Financial Agent with the following details:

OAO "ALAFA-BANK", OGRN (Principal State Registration Number) 1027700067328, INN (Taxpayer Identification Number 7728168971, KPP (Tax Registration Reason Code 775001001,

account No. 61212810300000000779, BIC (Banc Identification Code) 044525593, correspondent account 30101810200000000593.

In the payment order please make reference to the following: "In payment for goods/works/services under the contract No. __________ dated ________ ____, _____, profoma-invoice dated ________ ____, _____ No. ____________ (factoring)".

In accordance with Article 830 of the Civil Code of the Russian Federation execution of the monetary claim to the Financial Agent in accordance with this notice shall set free __________________________ (name of Debtor) from the obligation to TOT MONEY LLC.

This Notice may be withdrawn by us, and its terms cannot be changed without prior approval of the Financial Agent.

If you have any questions with regard to the order of settlements between us, you can contact the Division of Factoring of the Financial Agent (tel. _______________ fax ________________).

Sincerely,
{Head of the Client }	{Initials, last name}
STAMP HERE

Hereby _______________________ (name of the Debtor) expresses its consent to an assignment by TOT MONEY LLC to the Financial Agent of a monetary claim under the Agreement No. ________ dated __________ ___, _____, and confirms that from the moment of the receipt of this Notice is duly notified of the fact of the assignment.

_________________ (name of debtor) confirms that from the date of receipt of this Notice the changes to the Agreement No. ________ of "___" ______________, at frequent amendment of the terms of the order of execution of claims that are subject to the conclusion of the written consent of the Financial Agent.

{Name of Debtor}
{Head of the Debtor }	{Initials, last name}
STAMP HERE

"THE FORM IS APPROVED"

THE FINANCAIL AGENT	CL IENT
Deputy Director of Customer Service	General Director of TOT MONEY LLC
Branch of the "St. Petersburg"
OJSC "Alfa-Bank"

/s/ Sokolov	(A.G. Sokolov)	/s/ Katsaev
(Ts.Kh. Katsaev)

The Financial Agent	The Client

/s/ Katsaev

[English translation from the original Russian language document]

APPENDIX No. 2

to the General Agreement No. TR-0672

on General Conditions of Financing against Assignment

of Monetary Claims (Factoring) within Russia

dated September 19, 2012

Register of transferred documents

_______________, 20

The Client – TOT MONEY LLC under the General Agreement № TR-0672 dated _______ ___, 2012 on General Conditions of Financing against Assignment of Monetary Claims (Factoring) within Russia transfers, and the Financial Agent - OAO"ALFA-BANK" accepts the following documents:

No.	Debtor	Date of the document	Name of the document	Number of document	Amount	Currency

Total

Transferred:	Accepted:

On behalf of ОАО «ALFA-BANK»

(signature)	(signature)

STAMP HERE

"THE FORM IS APPROVED"

THE FINANCIAL AGENT		THE CLIENT
Deputy Director of Customer Service Branch of the "St. Petersburg" OJSC "Alfa-Bank"		General Director TOT MONEY LLC
/s/ Sokolov	(A.G. Sokolov)	/s/ Katsaev	(Ts.Kh. Katsaev)

The Financial Agent	The Client

/s/ Katsaev

[English translation from the original Russian language document]

SUPPLEMENTARY AGREEMENT No. 1

to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 on factoring services in the form of

administrative management of accounts receivables

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Mr. Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Supplementary Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. Subject of Supplementary Agreement

1.1. The Financial Agent shall provide to the Client services of tracking the current state of monetary claims to the Debtors and monitoring the timeliness of their payments under the General Agreement and the services of the credits received by the Financial Agent of the Debtors' funds on account of performance of the Debtors obligations to supply financing of which was not carried out, to the current account of the Client opened in the Financial Agent (the administrative management of accounts receivable).

2. The Client's Obligations

2.1. The Client undertakes within terms set forth in the General Agreement to transfer to the Financial Agent a complete set of duly completed documents listed in Paragraph 4.1 of the General Agreement, for all their supplies of goods (performed work, rendered services) in respect of the Debtors.

2.2. The Client agrees to pay to the Financial Agent the fee (commission) for the administrative management of accounts receivable in the amount and under conditions in accordance with the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement.

3. The rights and obligations of the Financial Agent

3.1. The Financial Agent must keep records of the current state of the Monetary Claims of the Client to the Debtors in respect of monetary claims assigned to the Financial Agent.

3.2. The Financial Agent on the basis of the analysis of the current state of monetary claims shall provide the Client with the following information:

- on the supply (works or services), registered by the Financial Agent for the reporting period;

- on statistics on payments of the Debtors;

- on the transferred amounts of financing;

- on the amounts of commission fee withheld by the Financial Agent from the Client

This information is provided by the Financial Agent to the Client as the data update, but not more frequently than once a day in written or electronic form.

3.3. In the event of any the Debtors' delay of payment of monetary claims submitted by the Client to the Financial Agent, the Financial Agent shall have a right to send a notice to such Debtor.

The notification shall be made in writing (by mail, fax, or courier) or orally by telephone within the time frame defined by the Financial Agent.

For receiving monetary funds from Debtors under the monetary claims assigned by the Client the Financial Agent shall be entitled to perform all actions that do not contradict the legislation of the Russian Federation.

3.4. In the event that the Client does not pay timely the amounts of remuneration (commission), specified in Paragraph 2.2 of this Additional Agreement, the Financial Agent has a right to debit these amounts without additional orders (acceptance) of the Client from the accounts of the Client.

Financial agent	The Client

/s/ Sokolov	/s/ Katsaev

1(2)

Supplemental Agreement No. 1 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

4. Other Terms and Conditions

4.1. This Supplementary Agreement shall enter into force upon signing thereof by the Parties.

4.2. This Supplementary Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

4.3. This Supplementary Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

5. Addresses and Details of the Parties:

5.1 The Financial Agent	5.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account 61212810300000000779

tel./fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

SIGNATURES OF THE PARTIES

Financial Agent		The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"		General director of TOT MONEY LLC
/s/ Sokolov	(A.G. Sokolov)	/s/ Katsaev	(Ts.Kh. Katsaev)
STAMP HERE		STAMP HERE

2(2)

[English translation from the original Russian language document]

Supplemental Agreement No. 2

to the General Agreement on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia No. TR-0672 dated September 19, 2012 on Factoring Services in the Form of Payment of Financing to the Client

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Mr. Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Supplementary Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. Subject of Supplementary Agreement

1.1. In accordance with the General Agreement entered into between the Parties the Client shall assign to the Financial Agent monetary claims for payment of goods (works/services), maturity of which has not come, as well as monetary claims, which arise in the future, according to the following Contract (Contracts) with the following Debtor (Debtors).

Name and details of the Debtor (the Debtors) (full firm name, including organizational-legal form, OGRN (Principal State Registration Number, INN (Taxpayer Identification Number))	Details of the Contract (the Contracts) (name, number, date of conclusion)

Otkrytoe aktsionernoe obschestvo «Mobilnie TeleSistemi»

(INN 7740000076 OGRN 1027700149124)

Registered address: 109147, Moscow, ul. Marksistskaya, d..4

Actual address: 109147, Moscow, ul. Marksistskaya, d..4

1. Agreement D0811373 dated 01.07.2008г.

2. Agreement on Transfer the Rights and Obligations under the Agreement No. D0811373 dated 01.07.2008, concluded by and between ОАО «Mobilnie TeleSistemi» and ООО «RM-Invest»

Otkrytoe aktsionernoe obschestvo «MegaFon»

(INN 7812014560 OGRN 1027809169585)

Registered address: 115035, Moscow, ul. Kadashevskaya nab.., d.30

Actual address: 115035, Moscow, ul. Kadashevskaya nab.., d.30

1 Agreement No.СРА-86 dated 01.09.2012

1.2. This Supplemental Agreement establishes the conditions and procedure for payment by the Financial Agent to the Client financing within a specified limit of financing against monetary claims assigned by the Client to the Debtor (Debtors) referred to in Paragraph 1.1 of this Supplementary Agreement, and the order and timing of the return by the Client of the provided financing.

2. Payment of Financing Terms and Conditions

2.1. The maximum amount of the aggregate limit of financing is determined by Paragraph 3.4 of the General Agreement.

2.2. The maximum amount of financing on account of the monetary claim assigned by the Client to the Debtor, is 80% (Eighty percent) of the amount of Monetary Claim against assignment of which the payment of funding is effected.

2.3. The financing shall not be applied in respect to the money claims, in respect of which the Financial Agent did not provide services of administrative management of accounts receivable.

2.4. The Financial Agent may reduce, suspend or discontinue the payment of financing against the assignment of monetary claims by the Client in the event that:

- the Client improperly perform the terms and conditions of the General Agreement and/or Supplementary Agreements;

- the Debtors improperly perform the terms and conditions of the Contracts referred to in Paragraph 1.1 of this Supplementary Agreement.

the Financial agent	the Client
/s/ Sokolov	/s/ Katsaev

1(2)

Supplemental Agreement No. 1 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

3. Order of Payment and Repayment of Financing

3.1. The Financing is paid by the Financial Agent in the event of the adequacy of financing limit for a three 3 (Three) (inclusive) working days from the moment when the Client provides all necessary documents in accordance with Paragraph 4.1 of the General Agreement, subject to available financing limit established to the Client in respect of the particular Debtor.

3.2. The Financial Agent is not liable for failure to comply with the terms specified in Paragraph 3.1 of this Supplementary Agreement, in the event of non-compliance by the Client of the terms of provision of the documents mentioned in Paragraph 4.1 of the General Agreement.

3.3. The amounts received by the Financial Agent in respect of the monetary claims assigned by the Client shall be credited to the execution of monetary liabilities of the Client to return the financing provided under the appropriate assignment of monetary claims and payment of remuneration (commission) of the Financial Agent.

If the monetary funds received by the Financial Agent are sufficient to reimburse the amount of financing and commissions, the Client agrees to repay the amount of financing in full and pay the fee (commission) to the Financial Agent for the provision of financing according to the terms and in the manner specified in Paragraph 4.14 of the contract.

In case of violation of the specified terms the Client shall pay to the Financial Agent interest at a rate prescribed by the General Agreement.

Financial Agent has a right to write-off the debt of the Client in respect of return of the amounts of financing and payment of remuneration (commission) from the accounts of the Client without more orders (acceptance) of the Client from the Client's current accounts.

3.4. The General Agreement establishes events when the Client has the obligation of early repayment of the provided amount of financing.

3.5. The Client has a right to make early repayment of the amount of financing and payment of remuneration of the Financial Agent.

3.6. The remuneration (commission) of the Financial Agent for the provision of Financing is established in accordance with the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement.

3.7. The payment of remuneration for the provision of Financing shall not remove the Client's obligation to pay remuneration for other services to the Financial Agent, established by other Supplemental Agreements to the General Agreement.

3.8. Terms and procedure of payment of remuneration is determined in the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement.

4. Other Terms and Conditions

4.1. This Supplementary Agreement shall enter into force upon signing thereof by the Parties.

4.2. This Supplementary Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

4.3. This Supplementary Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

5. Addresses and Details of the Parties

5.1 The Financial Agent	5.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account 61212810300000000779

tel./fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

SIGNATURES OF THE PARTIES

The Financial Agent		The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"		General director of TOT MONEY LLC
/s/ Sokolov	(A.G. Sokolov)	/s/ Katsaev	(Ts.Kh. Katsaev)
STAMP HERE		STAMP HERE

2(2)

[English translation from the original Russian language document]

Supplemental AGREEMENT № 3

to the General Agreement on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia No. TR-0672 dated September 19, 2012 of the Commission for the Factoring Service

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Mr. Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Supplementary Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. Subject of the Supplementary Agreement

1.1. The subject of this Supplemental Agreement is the order of calculating and payment by the Client remuneration (commissions) of the Financial Agent under the General Agreement.

2. Remuneration (Commission) for the provision of services for the administrative management of accounts receivable

2.1. For the provision of services for the administrative management of accounts receivable the Financial Agent shall withhold a fixed remuneration (commission) for each supply transferred by the Client to the factoring service. The size of the fixed commission shall be determined in accordance with the following table No. 1.

Table No. 1 "Commission for the administrative management of accounts receivable"

Presence of a bar code in the standard of the Financial Agent on at least one of the documents submitted for the supply or use of an electronic document with information about the supply	Type of factoring service of delivery of goods (works, services), performance of work
	without payment of financing	with payment of financing
1. Does not contains a bar code in the standard of the Financial Agent	100 rubles	50 rubles
2.Contains a bar code in the standard of the Financial Agent	20 rubles	10 rubles
3. With the use of an electronic document with information about the delivery	20 rubles	10 rubles

2.2. The commission for the administrative management of accounts receivable in the presence of a bar code in the standard of the Financial Agent referred to in Paragraph 2 of Table No. 1 above shall be applied subject to the unconditioned scanning by means of the Financial Agent's software.

2.3. The commission for the administrative management of accounts receivable using an electronic document, referred to in Paragraph 3 of Table No. 1 above shall apply irrespective of whether the bar code in the standard of the Financial Agent, provided the Client transfers the documents in accordance with Paragraph 4.1 of the General Agreement, together with information on delivery of goods electronically in a format agreed by the Financial Agent, and its absolute reading. The transfer by the Client of the information for the supply of goods is carried out electronically via secure communication channels with the help of "Alfa-Client On-line» system in accordance with the terms of the Agreement on Servicing the clients by means of the "Alfa-Client On-line» system dated May 14, 2012 No. without number.

2.4. Commission for the administrative management of accounts receivable shall be charged for the period from the date of transfer by the Client in favor of the Financial Agent of documents certifying the monetary claim to pay for goods (works, services), according to the Register in accordance with paragraph 4.1 of the General Agreement until the moment of full payment of a monetary claim, or until the receipt by the Financial Agent of the Client's written notice specified in Paragraph 4.11 of the General Agreement, about the absence of claims against the Debtor on this monetary claim.

The Financial Agent	The Client
/s/ Sokolov	/s/ Katsaev

1(4)

Supplemental Agreement No. 1 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

3. Remuneration (Commission) for the Provision of monetary resources (Financing)

3.1. The remuneration (commission) for providing by the Financial Agent the Client with monetary resources (financing) under the factoring services (hereinafter - "the Commission", "remuneration (commission) for the provision of financing") shall be charged for the period from the day following the date of payment by the Financial Agent of the financing till the day of maturity of repayment of financing by the Client specified in Paragraph 4.12 of the General Agreement, or before the date of repayment of the financing before this moment, inclusive, in the amount calculated based on the rates according to the table No. 2 below.

Table No. 2. "Remuneration (Commission) for the provision of funding" (percent per annum)

Period for	Turnover of factoring services for the previous month, rubles.
determining the	1	2	3
rate of financing	more than 300 000 000	200 000 000 - 300 000 000	less than 200 000 000
1 - 7 days	9,70%	9,75%	9,80%
8 – 14 days	10,30%	10,35%	10,40%
15-21 days	10,30%	10,35%	10,40%
22-30 days	10,55%	10,60%	10,65%
31 - 60 days	10,98%	11,05%	11,10%
61 – 90 days	11,25%	11,30%	11,35%
91 – 120 days	11,50%	11,55%	11,60%
121-150 days	11,85%	11,90%	11,95%
151-180 days	11,85%	11,90%	11,95%

In this case:

- the period for determining the financing rate shall be calculated based on the period from the date of providing the financing till the day of the end of the deferred payment under the Contract, plus 5 (Five) calendar days;

- turnover of factoring services shall be defined as the sum of supplies of goods effected and registered by the Financial Agent (works, services) for the previous month, when was the last revision of the turnover of factoring services (including VAT);

- the rate shall be determined on the day of provision of the monetary resources (financing) to the Client by the Financial Agent, depending on the period for determining the rate of funding and turnover of factoring services.

3.2. The basis for calculating the size of the Commission shall be the Client's outstanding balance to the Financial Agent in respect of return the financing provided.

The general date of payment of the Commission shall be determined by the maturity of repayment of the financing under Paragraph 4.12 of the General Agreement. In the event of early repayment of the financing the term of payment of the Commission in respect of repayment of a portion of financing shall be determined by the date of early repayment of the financing. In the event of early repayment of the financing in full the date of payment of the Commission shall be determined by the date of such early repayment.

3.3. During the first two months of the date of this Supplementary Agreement the Client shall be charged the Commission according to the column 2 of the abovementioned table. If the actual turnover of the Client in the factoring services for the first month exceeds the value of column 2, than starting from the second month, the size of the Commission of the Client shall be calculated based on the actual turnover in accordance with the table No. 2.

3.4. Revision of turnover in the factoring services shall be effected each month on the date, which is the effective date of the General Contract, or the last day of the month if in the month of the revision does not have a date corresponding to the date of the contract.

Revision of the turnover of factoring services in respect of related companies2 shall be the day of the next calendar month corresponding to the day of the month of entry into force of the first General Agreement signed with one of the companies of the group, or the last day of the month if the month of the revision does not have a date corresponding to the date of the contract.

2 Under the related companies are understood organizations with a participatory interest in the charter capital of each other, or if the same legal or natural persons own shares in the charter capital of these entities (including via 3rd parties) or are in the controlling bodies of these entities, or the entities are affiliates in accordance with the law, or are the associated (dependent) entities in relation to each other, or one organization acting as the sole executive body of the other entities under a contract.

The Financial Agent	The Client
/s/ Sokolov	/s/ Katsaev

2(4)

Supplemental Agreement No. 1 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

The turnover of factoring services for a month in respect of related companies shall be summarized, that is all the supplies that are registered in this month for all related companies shall be summed up.

If the day of the revision of the turnover of the factoring services falls on a weekend or holiday, the revision shall be effected on the first business day following the weekend or holiday.

3.5. In cases of change of the Bank of Russia refinancing rate, the rate of LIBOR, lending rates on the interbank market, change of the situation on the domestic or foreign financial markets, as well as in other cases, in the reasonable opinion of the Financial Agent, the Financial Agent shall have the right to unilaterally modify all or part of the Commission's rate set forth in Table No. 2 of this Supplementary Agreement.

The Financial Agent in writing or by telegram shall notify the Client on modification of the rates of the Commission on the date of the change.

The Client within three days after receipt of the notification referred to in this paragraph shall send to the Financial Agent the written consent of to pay the Commission according to newly established rates.

In case of disagreement with the modification of the rate of the Commission the Client has a right to return ahead of schedule the amount of funding provided within ten days of receipt of notification on the modification of the rates of the Commission.

In the event that the Client fails to send to the Financial Agent the written consent (the Financial Agent does not have the Client's written consent) or non-return of the financing ahead of schedule within ten days of receipt of written notice on modification of the rates of the Commission specified in this paragraph, the Client shall pay the Commission according to the newly established rates.

3.6. The new rates of the Commission shall be applied to the financing paid to the Client after the introduction of the new rates of the Commission.

4. Procedure for withholding the commissions of the Financial Agent

4.1. Payment of remunerations (commissions) provided for in this Supplemental Agreement shall be made in Russian rubles.

4.2. The remunerations (commissions) shall be withheld by the Financial Agent of the monetary funds coming from the Debtor as payment of monetary claims in the following order:

- firstly, the commission of the Financial Agent for the factoring services in the form of administrative management of accounts receivable and VAT;

- secondly, the remuneration (commission) for the provision of financing and VAT. The remuneration (commission) for the provision of financing shall be calculated and withheld based on the amount of the repayable financing.

4.3. If the remuneration (commission) of the Financial Agent was not fully withheld because of insufficient amount of the Debtor's payment (in the event of the partial payment), then the remaining part of the remuneration (commission) may be withheld by the Financial Agent out of subsequent payments of the Debtor in the same manner.

4.4. If the monetary funds coming from the Debtor are insufficient to fully repay the debt of the Client in respect of remunerations (commissions) of the Financial Agent, the Client undertakes to pay the remuneration (commission) to the Financial Agent in full on their own no later than the date established by the General Agreement and supplemental agreements thereto, or the debt in respect of the payment of commissions shall be charged by debited by the Financial Agent with no additional instructions (acceptance) of the Client from the Client's accounts.

5. Value Added Tax

5.1. All commissions in this Supplemental Agreement are exclusive of VAT. VAT shall be charged in addition to the size of the commissions.

5.2. The Financial Agent shall issue combined proforma-invoices for the reporting month (calendar month) in respect of services rendered in the reporting month according to the General Contract, once a month, not later than 5 calendar days of the month following the reporting period.

6. Other Terms and Conditions

6.1. This Supplementary Agreement shall enter into force upon signing thereof by the Parties.

6.2. This Supplementary Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

6.3. This Supplementary Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

The Financial Agent	The Client
/s/ Sokolov	/s/ Katsaev

3(4)

7. Addresses and Details of the Parties

7.1 The Financial Agent	7.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account ________________________

tel./fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

SIGNATURES OF THE PARTIES

The Financial Agent	The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"	General director of TOT MONEY LLC
/s/ Sokolov	/s/ Katsaev
(A.G. Sokolov)	(Ts.Kh. Katsaev)

STAMP HERE	STAMP HERE

The Financial Agent	The Client
/s/ Katsaev

4(4)

Supplemental Agreement No. 4 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

[English translation from the original Russian language document]

SUPPLEMENTARY AGREEMENT No. 4

to the General Agreement on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia No. TR-0672 dated September 19, 2012 on factoring services in the form of administrative management of accounts receivables

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Supplementary Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. The Parties have agreed to make changes to the General Agreement as follows:

1.1. To modify the definition of "Alfa-Client On-line System" in Section "Terms and Definitions'' as follows:

"Alfa-Client On-line System" – a part of the corporate information system of the Financial Agent designed for remote servicing of the Client using the Internet, which provides, inter alia, preparation, transmission, reception, processing of electronic documents transferred by the Client to the Financial Agent. The procedure of servicing of the Client in the "Alfa-Client On-line System'', including the procedure of registration, signing and transferring by the Client to the Financial Agent of electronic documents set forth herein shall be established by the Agreement on Servicing of the clients using "Alfa-Client On-line System'' between the Parties to meet the requirements established by the Parties in the Agreement on the Electronic Document Management dated September 19, 2012."

1.2. The Parties agreed to add to Section 1 of the General Agreement a new definition "Electronic Register" as follows:

"Electronic Register" – an electronic document directed by the Client using "Alfa-Client On-line System'' that contains information sufficient to identify a monetary claim assigned to the Financial Agent, and made in accordance with the form in Supplement No. 3 of this Agreement, subject to the absolute reading thereof using the software of the Financial Agent. "

1.3. The Parties agreed that Paragraph 2.4 of the General Agreement shall be modified as follows:

"2.4. If the Client has outstanding obligations to the Financial Agent to return the amount of financing provided by the Financial Agent against the assignment of any monetary claims, the monetary claim of the Client to any of the Debtors shall be transferred to the Financial Agent at the moment of the transfer by the Client to the Financial Agent of documents referred to in Paragraphs 4.1.1, 4.1.2 of this Agreement, and in the event of forwarding by the Client to the Financial Agent of the electronic register that is specified in Paragraph 4.1.3 of this Agreement, - on the date of receipt by the Financial Agent of the electronic register properly made, subject to its absolute reading.

If on the date of receipt by the Financial Agent of the documents mentioned in Paragraphs 4.1.1, 4.1.2 of this Agreement, or the electronic register referred to in Paragraphs 4.1.3 of this Agreement in respect of any cash requirements of the Client has no outstanding obligations to the Financial Agent to return the amount of financing provided by the Financial Agent against the assignment of any monetary claims, such monetary claims shall be transferred to the Financial Agent on the date of payment to the Client of the amount of financing against assignment of the respective monetary claims.

Simultaneously with the assignment of the monetary claim for payment of goods (works / services) under the Contract all the rights to enforce the assigned monetary claim, as well as other related rights of monetary claims, including the right to unpaid interest for the unauthorized use of the other person's money funds or other sanctions for failure to perform or improper performance of obligations under the assigned claims (fines, penalties), and the right to secure obligations under the assigned monetary claims and rights of the beneficiary in all the possible insurance claims of the Client related to Contract shall be transferred to the Financial Agent.

If for transfer of to the Financial Agent of human needs additional processing, the Client agrees to properly arrange the transition of these rights to the Financial Agent.''

1.4. To amend Paragraph 4.1 of the General Agreement as follows:

"4.1. As the supply of goods (works or services) to the Debtor is effected, the Client within 7 (Seven) working days from the date of supply of goods (works or services, hereinafter - the "supply") shall transfer to the Financial Agent one copy of all documents relating to the supply of goods (works, services) furnished in accordance with applicable laws or customs of trade:

4.1.1. fax or scanned copy of the transport and inventory documents (invoices, bills of lading, certificates of reception and transmission, etc.);

4.1.2. fax or scanned copy of the proforma-invoices (invoice), as well as other documents requested by the Financial Agent.

One of the transmitted documents signed by the Debtor shall include confirmation of receipt of the Debtor (the carrier in accordance with the contract) of goods (service) or acceptance the results of works by the Debtor in the amount of ceded monetary claim.

The Financial Agent	The Client
/s/ Sokolov	/s/ Katsaev

1(5)

Supplemental Agreement No. 4 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

Transmission and reception of documents according to Subparagraphs 4.1.1 and 4.1.2 of this paragraph for the identification of money claim shall be effected according to the Register, compiled in the form in accordance with Annex No. 2 to this Agreement, in 2 copies (one copy for each of the Parties), on which marks on the provision of documents by the Acceptance and acceptance thereof by the Financial Agent shall be put.

Along with the documents in accordance with Subparagraphs 4.1.1 and 4.1.2 of this paragraph the Client shall transfer to the Financial Agent notice of the assignment of monetary claims (in the form of Appendix No. 1 to the Agreement) signed by the Debtor, issued by the Client in favor of the Financial Agent (if such notice had not been sent to the Financial Agent before). In the event that the Client does not notify the Debtor of the assignment of monetary claims, it may be forwarded to the Debtor by the Financial Agent.

The Client agrees to enter the payment details of the Financial Agent in all the original invoices.

In the event that the payment details are entered into the shipping documents, the Client shall indicate in these documents payment details of the Financial Agent.

The Financial Agent shall have the right to refuse funding or demand early repayment of financing against the assignment of monetary claims in respect of which the Client has not provided properly executed documents.

If the Client use an electronic register, the Client shall within seven (7) business days from the date of delivery of goods (work or services, hereinafter - the "delivery") transfer to the Financial agent an Electronic register via the System "Alpha Client On-line».

4.1.3. It is allowed to provide the Client with financing against the assignment of monetary claims before the transfer of documents in accordance with Subparagraphs 4.1.1 and 4.1.2 of this paragraph, subject to the Financial Agent and the absolute reading of the electronic registry in the System "Alfa-Client On-line», drawn up in compliance with Annex No. 3 hereto.

The Client agrees to provide within sixty (60) calendar days the Financial agent with the documents (originals), referred to in Paragraphs 4.1.1 and 4.1.2. In case of violation of the conditions specified in this paragraph, the financing shall not be effected until the date when the said documents are delivered.

Transferring-receiving the original documents under Paragraphs 4.1.1 and 4.1.2 of this Article, which allow to identify a monetary claim, shall be performed according to the Register, compiled in compliance with Appendix No. 3 to this Agreement, in 2 copies (one copy for each of the Parties), which makes a note about providing documents to the Client and accepted by the Financing agent.

The Financial agent may refuse to finance or demand early repayment of financing with assignment of monetary claims in respect of which the Client did not provide duly executed documents under Paragraphs. 4.1.1 and 4.1.2 of this Article in a timely manner.

In the event of failure by the Client to fulfill the obligation to transfer electronic register and/or documents under Subparagraphs 4.1.1 and 4.1.2 of this paragraph in due course, the Financial Agent shall have the right not to provide the Client with new amounts of financing until the elimination of the relevant breach by the Client.".

In the event of any litigation between the Financial agent and the Client and/or the Debtor, the Client shall, upon written request to the Financial agent, represent original and certified by the Client's stamp and the Client's authorized signature copies for requirements repaid by the Debtor.

1.5. To amend the first subparagraph of Paragraph 4.1 of the General Agreement as follows:

"11.6. Except as otherwise provided in this Agreement or a separate agreement of the Parties to the execution of this Agreement, the Parties may provide each other with the necessary information, in writing, as well as by fax. "

1.6. The Parties agreed to set out the Table 1 in Subparagraph 2.1 of Paragraph 2 of Supplementary Agreement No. 3 of dated September 19, 2012 to the General Agreement as follows:

Table No. 1 "Commission for the administrative management of accounts receivable"

Presence of a bar code in the standard of the Financial Agent2 on at least one of the documents submitted for the supply or use of an electronic document with information about the supply	Type of factoring service of delivery of goods (works, services), performance of work
	without payment of financing	with payment of financing
1. Does not contains a bar code in the standard of the Financial Agent	100 rubles	50 rubles
2.Contains a bar code in the standard of the Financial Agent	20 rubles	10 rubles
3. Using an electronic document with information about the delivery specified by the Agreement on on Electronic Documents Management dated September 19, 2012	20 rubles	10 rubles

2 For the application of the correct bar code on the invoice, the Financial agent recommends to the Client a specialized company. Development and implementation the necessary software by the specialized company at the expense of the Client.

The Financial Agent	The Client
/s/ Katsaev

2(5)

Supplemental Agreement No. 4 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

1.7. The Parties agreed to modify Subparagraph 2.3 of Section 2 of the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement as follows:

"2.3. The Commission for the administrative management of accounts receivable using the electronic document specified in Item 3 of the Table No. 1 mentioned above, shall be applied regardless of whether the bar code in the standard of the Financial Agent, provided that the Client transfers the Electronic Register in the System "Alfa-Client On-line'' in accordance with Paragraph 4.1 of the contract in the format agreed with the Financial Agent, and at its absolute reading. The Transfer of the Electronic Register by the Client shall be carried out via secure communication channels via the System "Alfa-Client On-line'' in accordance with the terms of the Agreement on Servicing the Clients by the System "Alfa-Client On-line'' dated May 14, 2012 No. without number and the Agreement on the Electronic Document Management dated September 19, 2012"

2. Other Terms and Conditions

2.1. This Supplementary Agreement shall enter into force upon signing thereof by the Parties.

2.2. This Supplementary Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

2.3. This Supplementary Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

3. SIGNATURES OF THE PARTIES

The Financial Agent		The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"		General director of TOT MONEY LLC
/s/ Sokolov	(A.G. Sokolov)	/s/ Katsaev	(Ts.Kh. Katsaev)
STAMP HERE		STAMP HERE

The Financial Agent	The Client
/s/ Katsaev

3(5)

Supplemental Agreement No. 4 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

[English translation from the original Russian language document]

APPENDIX No. 3

to the General Agreement No. TR-0672

on General Conditions of Financing against Assignment

of Monetary Claims (Factoring) within Russia

dated September 19, 2012

the city of ________	_________, 2012

The format of the data file for transmission to the Financial Agent

The name of the file

The file name format is rst_ssssss_n_ddmmyy.txt

ssssss – pin-code of the client in the "Alpha Client On-line» (format, Latin letters and numbers)

n - the ordinal number of the file for one year (format, an integer in the range 1 ... 999 999 999)

ddmmyy - the date of formation of the file (format dd - day, mm - month, yy - last two digits of the year)

Before sending the file shall be archived with RAR or ZIP archiving utility.

File Structure

Text file encoding WIN1251 Tag line terminator symbols are CRLF (CR symbolwith code 13, LF symbol with code 10)

The header format of the file

The header of the file consists of lines in the format.

INN = 999999999999CRLF

KPP = 999999999CRLF

NAME = A. .. ACRLF

DATETIME = dd.mm.yyyy hh: mi: ssCRLF

NUMBER = nCRLF

TYPE = REESTR POSTAVSCHIKACRLF

CRLF

A. .. ACRLF

CRLF

CRLF

The data on supplies shall be generated as a text lines, the format of rows in Table 1.

Table 1

No.	Field	The starting position in the line	Length	Format	Description
		A	6	spaces	Six symbols code 32 (space)
1	INN (Taxpayer's Identification Number) of the Supplier	7	12	999999999999	9 - digits 0 .. 9 the right is filled with character code 32 (space)
2	INN (Taxpayer's Identification Number) of the Debtor	20	12	999999999999	9 - digits 0 .. 9 the right is filled with character code 32 (space)
3	Amount	33	11	99,999,999.99	9 - digits 0 .. 9 The decimal separator - comma the right is filled with character code 32 (space)
4	Delivery date (Date of the document)	45	10	dd.mm.yyyy	Date format dd - day mm - month yyyy - year in the right shall be filled with symbol with the code 32 (space)

The Financial Agent	The Client
/s/ Sokolov	/s/ Katsaev

4(5)

Supplemental Agreement No. 4 to the General Agreement No. ТР-0672 on General Conditions of Financing
against Assignment of Monetary Claim (Factoring) within Russia

5	Number of delivery (Number of the document)	56	3 0	AAAAAAAAAA AAAAAAAAAA AAAAAAAAAA	A - number or letter in the right shall be filled with the symbol with the code 32 (space)
6	Currency of the supply	87	3	999	Figures, an example 810 - Euro 978 - EUR 840 - Dollars
7	Name of contract seller-debtor	91	100	A ... A	A - number or letter on the right is filled with symbol with the code 32 (space)
8	Sign of the end of the line	291	2	CRLF	The sign of the end of line - symbols with code 13 and 10

Sign of the end of the data – the line starting with text 'TOTAL', which specifies the totals of the sums of the documents register.

The format of the line

TOTAL: 999999 documents in the amount of 999999999999,99 CRLF

Archiving the file of supplies registry

Before sending the text file shall be archived in the archived file with WINRAR or WINZIP archiving utility.

The name of the archive file must match the text file to the extension txt

Text file format: rs t_ssssss_n_ddmmyy.txt

Archive file format: rs t_ssssss_n_ddmmyy.rar or rs t_ssssss_n_ddmmyy. Zip

"THE FORM IS AGREED"

The Financial Agent		The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"		General director of TOT MONEY LLC
/s/ Sokolov	(A.G. Sokolov)	/s/ Katsaev	(Ts.Kh. Katsaev)
STAMP HERE		STAMP HERE

The Financial Agent	The Client
/s/ Katsaev

5(5)

Agreement dated September 19, 2012

 [English translation from the original Russian language document]

AGREEMENT

on Electronic Documents Management

related to the General Agreement No. TR-0672 on General Conditions of Financing

against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Mr. Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Additional Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. Definitions

1.1. Debtor (Debitor) - under this Agreement only resident legal entities of the Russian Federation, to which the Client supplies the goods (works or services), and monetary claims to whom are passed by the Client to the Financial Agent under the conditions defined in the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (hereinafter – the "General Agreement") with regard to this Agreement.

1.2. Electronic Register - a document in electronic form, containing information on the supply of goods by the Client in favor of any Debtor (the "Information"), directed by the Client pursuant via the System "Alpha-Client On-line'' as a part of an electronic document "Official Letter". The requirements for content and format of this electronic document are set in Annex No. 3 to the General Agreement.

1.3. System "Alfa-Client On-line" – a part of the corporate information system of the Financial Agent designed for remote servicing the Client using the Internet, which provides, inter alia, the preparation, transmission, reception, processing of electronic documents sent by the Client to the Financial Agent. The procedure of servicing the Client via the System "Alfa-Client On-line'', including the procedure of registration, signing and forwarding the Electronic Register by the Client to the Financial Agent shall be established by the Agreement on servicing clients of the "Alfa-Client On-line'' between the Parties taking into account the requirements set by the Parties in this Agreement. If at the time of signing of this Agreement, the Client is not connected to the System "Alfa-Client On-line'' the Parties shall enter into an additional Agreement for Servicing the Clients via the System "Alfa-Client On-line''.

1.4. Authorized Representative of the Client - a person authorized to conclude and sign the Contracts on behalf of the Client, as well as authorized by the Client to sign electronic documents defined by the General Agreement, in the System "Alfa-Client On-line''.

2. Subject of Agreement

2.1. The subject of this Agreement is the procedure of interaction between the Client and the Financial Agent of the use of electronic document management in order to finance the Client against the assigned monetary claims to the Debtor(s)

2.2. The Client transfers to the Financial Agent the Electronic Register for the supply of goods in favor of each individual Debtor in electronic format in accordance with Annex No. 3 to the General Agreement on the System "Alfa-Client On-line''.

Upon receipt of the proper Electronic Register from the Client (and in the event its absolute reading) of the supplies made to the Debtor, the Financial Agent shall take a decision on granting financing to the Client.

At the same time providing by the Client of the documents in paper form shall be effected in accordance with the terms and requirements in Paragraph 4.1 of the General Agreement.

2.3. The parties confirm that Electronic Registers that are passed via the System "Alfa-Client On-line'' according to this Agreement may be used by the Parties along with primary documents as a confirmation of rights to the relevant claims of the Client to the Debtor.

2.4. The Parties confirm that Electronic Registers transferred by the Client via the System "Alfa-Client On-line'', with proper execution in accordance with the requirements of this Agreement and the Agreement on Servicing the clients via the system "Alfa-Client On-line'' of the Parties and the certification with electronic signature, have a legal force of documents on paper, drawn up in accordance with the requirements of legislation and signed by the appropriate number of signatures of Authorized Representatives of the Client and stamped with the Client's seal, and they generate the same rights and obligations of the Parties.

3. Rights and obligations of the Client

3.1. The Client agrees on a regular basis, according to the dates specified in Paragraph 4.1 of the General Agreement, provide via the System "Alfa-Client On-line'' to the Financial Agent the Electronic Registers about all supplies in favor of the Debtors.

3.2. In respect of financing provided to the Client in connection with the transfer of the Electronic Register to the Financial Agent, the Client agrees to provide documents on paper, referred to in Paragraph 4.1 of the General Agreement.

3.3. The Client agrees to pay remuneration (commissions) for the administrative management of accounts receivable in the amount and in the procedure provided in the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement.

3.4. The Client hereby confirms the accuracy of all information transmitted to the Financial Agent.

4. Rights and Obligations of the Financial Agent

4.1. The Financial Agent shall receive from the Client the Electronic Registers and store them until the full execution of Client's obligations under the General Agreement.

4.2. The Financial Agent agrees to provide financing to the Client within 3 (Three) (inclusive) working days from receipt by the Financial Agent of the Electronic Register from the Client (and its absolute reading) about supplies made to the Debtor.

The financing of the Client shall be effected subject to the availability of established Financing Limit in respect of the particular Debtor.

The Financial Agent	The Client
/s/ Sokolov	/s/ Katsaev

1(2)

Agreement dated September 19, 2012

5. Other Terms and Conditions

5.1. This Agreement shall enter into force upon signing thereof by the Parties.

5.2. This Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

5.3. Unless otherwise is directly said in the text of this Agreement, the terms and definitions in this Agreement shall have the same meaning as those of the General Agreement

5.4. This Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

6. Resolution of Disputes

6.1. Any dispute, controversy or claim arising out of this Agreement or in connection thereto shall be settled with the Parties by means negotiation. In the absence of agreement, the dispute between the Parties shall be considered by the Commercial Court of the city of Moscow.

7. Addresses and Details of the Parties

7.1 The Financial Agent	7.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account 61212810200000000688

tel./fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

8. Signatures of the parties

The Financial Agent		The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"		General director of TOT MONEY LLC
/s/ Sokolov	(A.G. Sokolov)	/s/ Katsaev	(Ts.Kh. Katsaev)
STAMP HERE		STAMP HERE

The Financial Agent	The Client
/s/ Katsaev

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